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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): November 25, 1997


                 SALOMON BROTHERS MORTGAGE SECURITIES VII, INC.

            (AS DEPOSITOR UNDER THE POOLING AND SERVICING AGREEMENT, DATED AS OF NOVEMBER 1, 1997, PROVIDING FOR THE ISSUANCE OF ASSET-BACKED FLOATING RATE CERTIFICATES, SERIES 1997-NC5)


                 SALOMON BROTHERS MORTGAGE SECURITIES VII, INC.
          ------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

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           DELAWARE                     333-39061              13-3439681
----------------------------     -------------------     ---------------------
(State or Other Jurisdiction         (Commission         (I.R.S. Employer
of Incorporation)                    File Number)        Identification Number)

         Seven World Trade Center
         NEW YORK, NEW YORK                                    10048
---------------------------------------                     ----------
(Address of Principal Executive Offices)                    (Zip Code)


Registrant's telephone number, including area code:  (212) 783-5659
                                                     --------------






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                                       -2-


Item 2.  ACQUISITION OR DISPOSITION OF ASSETS
         ------------------------------------

Description of the Certificates and the Mortgage Pools

                  On November 25, 1997, a single series of certificates, entitled Salomon Brothers Mortgage Securities VII, Inc., Asset-Backed Floating Rate Certificates, Series 1997-NC5 (the "Certificates"), were issued pursuant to a pooling and servicing agreement, dated as of November 1, 1997 (the "Agreement"), attached hereto as Exhibit 4.1, among Salomon Brothers Mortgage Securities VII, Inc. as depositor (the "Depositor"), New Century Mortgage Corporation ("New Century") as master servicer (in such capacity, the "Master Servicer") and National Association as trustee (the "Trustee"). The Certificates consist of eight classes of certificates (collectively, the "Certificates"), designated as the "Class A Certificates", the "Class M-1 Certificates," the "Class M-2 Certificates," the "Class M-3 Certificates," the "Class CE Certificates", the "Class R-I Certificates," the "Class R-II Certificates" and the "Class R-III Certificates." The Certificates evidence in the aggregate the entire beneficial ownership interest in a trust fund (the "Trust Fund"), consisting primarily of a segregated pool (the "Mortgage Pool") of conventional, one- to four- family, adjustable rate, first lien mortgage loans having original terms to maturity up to 30 years (the "Mortgage Loans"). The Mortgage Pool consists of Mortgage Loans having an aggregate principal balance of $178,311,087.58 as of November 1, 1997 (the "Cut-off Date"). The Mortgage Loans were purchased pursuant to the Mortgage Loan Purchase Agreement, dated November 21, 1997 (the "Mortgage Loan Purchase Agreement") between the Depositor and New Century. The Class A Certificates, the Class M-1 Certificates, the Class M-2 Certificates and the Class M-3 Certificates were sold by the Depositor to Salomon Brothers Inc ("Salomon"), an affiliate of the Depositor, pursuant to an underwriting agreement, dated November 21, 1997 between the Depositor and Salomon.

        The Certificates have the following initial Certificate Balances and Pass-Through
Rates:


                Initial Certificate
CLASS            PRINCIPAL BALANCE                       PASS-THROUGH RATE
-----            -----------------                       -----------------
A                                    134,624,000.00          Variable
                       $
M-1                                   15,602,000.00          Variable
                       $
M-2                                   16,940,000.00          Variable
                       $
M-3                                    7,578,000.00          Variable
                       $
CE                                     3,566,787.59          Variable
                       $
R-I                                                          Variable
                       $                     100.00
R-II                                                         Variable
                       $                     100.00
                                                             Variable
R-III                  $                     100.00



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                                       -3-


                  The Certificates, other than the Class CE Certificates, and the Mortgage Loans are more particularly described in the Prospectus, dated November 19, 1997, and the Prospectus Supplement, dated November 19, 1997, as previously filed with the Securities and Exchange Commission pursuant to Rule 424(b). The Class CE Certificates have not been and will not be publicly offered by the Depositor. Capitalized terms used but not otherwise defined herein shall have the meanings assigned to them in the Prospectus Supplement.




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                                       -4-


Item 7.  FINANCIAL STATEMENTS AND EXHIBITS
         ---------------------------------

                  (a)      Not applicable

                  (b)      Not applicable

                  (c)      Exhibits



                  EXHIBIT NO.                          DESCRIPTION
                  ----------                           -----------

                      4.1 Pooling and Servicing Agreement, dated as of November 1, 1997, by and among Salomon Brothers Mortgage Securities VII, Inc. as Depositor, New Century Mortgage Corporation as Master Servicer and National
                                            Association as Trustee, relating to
                                            the Series 1997-NC5 Certificates.





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                                   SIGNATURES


                   Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: November 25, 1997

                                    SALOMON BROTHERS MORTGAGE
                                    SECURITIES VII, INC.


                                    By:     /s/ MATTHEW R. BOLLO
                                       ---------------------------------
                                    Name:    Matthew R. Bollo
                                    Title:   Assistant Vice President





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                                INDEX TO EXHIBITS
                                -----------------


       EXHIBIT NO.                      DESCRIPTION
       -----------                      -----------


           4.1 Pooling and Servicing Agreement, dated as of November 1, 1997, by and among Salomon Brothers Mortgage Securities VII, Inc. as Depositor, New Century Mortgage Corporation as Master Servicer and U.S. Bank National Association as Trustee, relating to the Series 1997-NC5 Certificates.